Exhibit 10.13

AMENDMENT #15 TO A LEASE AGREEMENT BETWEEN DOMINO'S FARMS OFFICE PARK LLC (LANDLORD) AND DOMINO'S PIZZA LLC (TENANT)

THIS AMENDMENT #15 TO A LEASE AGREEMENT is made as on July 21,

2021 by and between DOMINO'S FARMS OFFICE PARK LLC, a Michigan

Limited Liability Company, f/k/a Domino's Farms Office Park Limited Partnership (Landlord) and DOMINO'S PIZZA LLC (Tenant).

WHEREAS, Landlord entered into a Lease Agreement (the Lease) for a portion of the office building known as Domino's Farms Prairie House located at 30 Frank Lloyd Wright Drive, Ann Arbor, Michigan 48106 with Domino's Pizza, Inc., whose successor in interest is Domino's Pizza LLC (Tenant), for a term of five (5) years commencing as of December 21, 1998; and

WHEREAS, via a First Amendment to Lease dated August 8, 2002, Landlord and Tenant extended the term of the Lease Agreement, included additional space as a part of the Premises, and incorporated additional provisions; and

WHEREAS, via a Second Amendment to Lease dated May 5, 2004, Landlord and Tenant amended the Lease by replacing Section B (Premises) of the First Amended Standard Lease Summary; and

WHEREAS, via a Third Amendment to Lease dated November 18, 2009, Landlord and Tenant amended the Lease to clarify actual size of the warehouse and to add an additional 4,790 usable square feet of space, and

WHEREAS, via a Fourth Amendment to Lease dated April, 2010, Landlord and Tenant amended the Lease for the temporary lease of additional space, and

WHEREAS, via a further amendment mistakenly captioned as the "Fourth Amendment to Lease" dated August 28, 2012, Landlord and Tenant amended the Lease to expand the primary Premises and extend the Term of the Lease, and

WHEREAS, via a Fifth Amendment to Lease dated February 2015, Landlord and Tenant amended the Lease for the temporary lease of additional space, and

WHEREAS, via a Sixth Amendment to Lease, Landlord and Tenant amended the Lease in February 2015 to expand the primary Premises, and

WHEREAS, via a Seventh Amendment to Lease dated April 2016, Tenant absorbed an additional 6,448 rentable square feet (5,607 usable square feet) located at Lobby H on Level 3, and

WHEREAS, via an Eighth Amendment to Lease dated November 4, 2016 Tenant absorbed an additional 15,700 rentable square feet (13,652 usable square feet) located at Lobby D on Level 3, and

WHEREAS, via a Ninth Amendment to Lease dated February 16, 2017, Tenant absorbed an additional 9,343 rentable square feet (8,124 usable square feet) located at Lobby K on Level 1, and

WHEREAS, via a Tenth Amendment to Lease dated October 2017, Tenant expanded to the south of Premises on the third level into the space formerly occupied by IBM equal to 8,188 rentable square feet (7,120 usable square feet), and

WHEREAS, via Amendment #11 to Lease dated July 17, 2018, Tenant extended the Term for the Lease to be concurrent with Amendment #12, and

WHEREAS, via Amendment #12 dated July 17, 2018, Tenant desired to lease additional space, and Landlord agreed to construct a building called "the Innovation Garage" and leased same to Tenant for a period of 10 years, and

WHEREAS, via Amendment #13 dated May 14, 2019, Tenant has agreed to lease additional space in the Prairie House on a temporary basis to be used for an IT workroom, and

WHEREAS, via Amendment #14 dated May 31, 2019, Tenant modified the term of one leased suite and return three (3) additional suites back to the Landlord, and

WHEREAS, the Suite leased via Amendment #13 expired on May 19, 2020, NOW, THEREFORE, Landlord and Tenant agree to the following:

1)
The space located near the North Dock on Level 1 at Lobby L, and covered by Amendment #13 shall continue to be leased by Tenant on a month-to-month basis. The Tenant shall have the ability to terminate the lease for this space with the provision of a 30-day notice to the Landlord.

2)
The rent for said suite shall be $2,662.50 per month effective May 20, 2020,. and shall increase annually on May 20th by the amount of the Consumers Price Index.

SURVIVAL OF LEASE

Except as set forth in this Amendment #15 to Lease Agreement, all other terms and conditions of the Lease shall remain the same and unchanged in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto executed this AMENDMENT #15 TO LEASE AGREEMENT as of the day and year first above written.

TENANT: LANDLORD:

DOMINO'S PIZZA LLC DOMINO'S FARMS OFFICE PARK LLC

(a Michigan limited liability company) (a Michigan limited liability company

By: /s/ Richard E. Allison, Jr. /s/ Paul R. Roney

Its: Chief Executive Officer Its: Manager